UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2011
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Power Integrations, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	000-23441	94-3065014
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5245 Hellyer Avenue
San Jose, California 95138-1002
(Address of principal executive offices)

(408) 414-9200
(Registrant's telephone number, including area code)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On June 29, 2011, Power Integrations, Inc. filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission reporting the voting results from its Annual Meeting of Stockholders held on June 27, 2011. The sole purpose of this Current Report on Form 8-K/A is to disclose Power Integrations, Inc.'s decision regarding how frequently it will hold an advisory vote on compensation of its named executive officers, which is included at the end of Item 5.07 below. No other changes have been made to the Original Report.
Item 5.07.    Submission of Matters to a Vote of Security Holders
Power Integrations, Inc. held its Annual Meeting of Stockholders on June 27, 2011. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for or against each matter (or in the case of proposal 3, the votes for one year, two years and three years), and the number of abstentions and broker non-votes with respect to each matter.

1. Power Integrations' stockholders elected each of the directors proposed by Power Integrations for re-election, to serve until Power Integrations' 2012 Annual Meeting of Stockholders or until his respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
Balu Balakrishnan	25,677,747	285,206
Alan D. Bickell	25,677,709	285,244
Nicholas E. Brathwaite	25,661,859	301,094
James R. Fiebiger	25,674,650	288,303
William L. George	25,866,067	96,886
Balakrishnan S. Iyer	21,681,482	4,281,471
E. Floyd Kvamme	25,677,647	285,306
Steven J. Sharp	25,677,709	285,244

There were 1,412,694 broker non-votes for this proposal.

2. Power Integrations' stockholders approved, on an advisory basis, a resolution approving the compensation of Power Integrations' named executive officers, as disclosed in Power Integrations' proxy statement. The tabulation of votes on this matter was as follows:

Shares voted for:     25,788,873
Shares voted against:    114,317
Shares abstaining:     59,763
Broker non-votes     1,412,694

3. Power Integrations' stockholders approved, on an advisory basis, a resolution approving the preferred frequency of stockholder advisory votes on the compensation of Power Integrations' named executive officers, of one year. The tabulation of votes on this matter was as follows:

Shares voted for one year:     20,156,989

Shares voted for two years: 1,989,754
Shares voted for three years: 3,606,733
Shares abstaining:     128,693
Broker non-votes     1,493,478

4. Power Integrations' stockholders ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Power Integrations for its fiscal year ending December 31, 2011. The tabulation of votes on this matter was as follows:

Shares voted for:     27,305,837
Shares voted against:     9,204
Shares abstaining:     60,606
Broker non-votes     0

Power Integrations has determined, in light of and consistent with the vote of its stockholders as described in item 3 above, to include a stockholder advisory vote on the compensation of its named executive officers in its annual meeting proxy materials each year until the next advisory vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

By:	/s/ SANDEEP NAYYAR
	Name:	Sandeep Nayyar
	Title:	Chief Financial Officer

 Dated:  July 29, 2011